                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   12 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
                 NEW 12 1/2% SENIOR SUBORDINATED NOTES DUE 2009

                                       OF

                   ST. JOHN KNITS INTERNATIONAL, INCORPORATED

    Registered holders of outstanding 12 1/2% Senior Subordinated Notes due 2009 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 12 1/2% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date or who cannot comply with the applicable procedures under the Depository Trust Company's Automated Tender Offer Program prior to the Expiration Date, as applicable, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

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
              BY HAND DELIVERY:                                  BY MAIL:
            The Bank of New York                    (insured or registered recommended)
             101 Barclay Street                            The Bank of New York
          New York, New York 10286                          101 Barclay Street
          Attn: Carolle Montreuil,                       New York, New York 10286
             Reorganization Unit                         Attn: Carolle Montreuil,
                                                            Reorganization Unit

            BY OVERNIGHT COURIER:                              BY FACSIMILE:
            The Bank of New York                              (212) 815-6339
             101 Barclay Street                          Attn: Carolle Montreuil,
          New York, New York 10286                          Reorganization Unit
          Attn: Carolle Montreuil,
             Reorganization Unit                           Confirm by Telephone:
                                                              (212) 815-5788
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated November 22, 1999 of St. John Knits International, Incorporated (the "Prospectus"), receipt of which is hereby acknowledged.

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

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
                         NAME AND ADDRESS OF    CERTIFICATE NUMBER(S)
                       REGISTERED HOLDER AS IT  OF OUTSTANDING NOTES
                           APPEARS ON THE       TENDERED (OR ACCOUNT    PRINCIPAL AMOUNT OF
  NAME OF TENDERING       OUTSTANDING NOTES     NUMBER AT BOOK-ENTRY     OUTSTANDING NOTES
       HOLDER              (PLEASE PRINT)             FACILITY)              TENDERED
---------------------  ----------------------   ---------------------  ---------------------
---------------------  ----------------------   ---------------------  ---------------------
---------------------  ----------------------   ---------------------  ---------------------
---------------------  ----------------------   ---------------------  ---------------------
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                                   SIGN HERE

NAME OF REGISTERED OR ACTING HOLDER: ___________________________________________

SIGNATURE(S): __________________________________________________________________

NAME(S) (PLEASE PRINT): ________________________________________________________

ADDRESS: _______________________________________________________________________

--------------------------------------------------------------------------------

TELEPHONE NUMBER: ______________________________________________________________

DATE: __________________________________________________________________________

IF SHARES OF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

    DTC ACCOUNT NUMBER: ________________________________________________________

    DATE: ______________________________________________________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

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

Name of Firm:
                                                  (Authorized Signature)

Address:                                          Title:

                                                                     Name:
                                 (Zip Code)                  (Please type or print)

Area Code and Telephone No.:                      Date:
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NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.